In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ADALBERTO LARRINAGA V. ECOGAS                                       762763            COUNTY COURT AT LAW NO.           OPEN
 CORPORATION & ENRON CORP.                                                             3, HARRIS COUNTY, TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ALAN DORN HETZEL, JR. V. ENRON BROADBAND                            2001-31729        234TH JUDICIAL DISTRICT           OPEN
 SERVICES, INC. AND ENRON CORPORATION                                                  COURT, HARRIS COUNTY,
                                                                                       TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 AMAGLAMATED BANK, AS TRUSTEE FOR THE                                H-01-4198         U.S. DISTRICT COURT,              OPEN
 LONGVIEW COLLECTIVE INVESTMENT FUND                                                   S.D. OF TEXAS, HOUSTON
 LONGVIEW CORE BOND INDEX FUND AND                                                     DIV.
 CERTAIN OTHER TRUST ACCOUNTS,
 INDIVIDUALLY AND ON BEHALF OF ALL OTHERS
 SIMILARLY SITUATED V. KENNETH L. LAY, ET
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 AMERICAN HOME ASSURANCE COMPANY AND                                 02-02171          U.S. BANKRUPTCY COURT,            OPEN
 FEDERAL INSURANCE COMPANY V. ENRON                                                    S.D. OF NEW YORK,
 NATURAL GAS MARKETING CORPORATION, ET AL                                              MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 AMERICAN NATIONAL INSURANCE COMPANY;                                01CV1218          56TH JUDICIAL DISTRICT            OPEN
 AMERICAN NATIONAL INVESTMENT ACCOUNTS,                                                COURT, GALVESTON
 INC.; ET AL., V. ARTHUR ANDERSEN,                                                     COUNTY, TEXAS
 L.L.P., D. STEPHEN GODDARD, JR.; DAVID
 DUNCAN, ET AL. - #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ANDROMEDA MANAGEMENT LIMITED V. ENRON                               02-08027          U.S. BANKRUPTCY COURT,            OPEN
 LIQUID FUELS, INC.                                                                    S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ARCHDIOCESE OF MILWAUKEE SUPPORTING                                 H-01-4071         U.S. DISTRICT COURT,              OPEN
 FUND, INC., INDIVIDUALLY AND ON BEHALF                                                S.D. OF TEXAS, HOUSTON
 OF ALL OTHERS SIMILARLY SITUATED V.                                                   DIV.
 ENRON CORP., ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ARIEL HOLDINGS LLC, ET AL, V. KENNETH L.                            H-01-4493         U.S. DISTRICT COURT,              OPEN
 LAY, JEFFREY K. SKILLING, ANDREW S.                                                   S.D. OF TEXAS, HOUSTON
 FASTOW, RICHARD A. CAUSEY, JAMES V.                                                   DIV.
 DERRICK, JR., J. CLIFFORD BAXTER, MARK
 A. FREVERT, ET AL - #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ARNOLD J. KORENEK, ET AL. V. A.M.F.                                 1051ORM99         149TH JUDICIAL DISTRICT           OPEN
 INCORPORATED, INDIV. AND AS                                                           COURT, BRAZORIA COUNTY,
 SUCCESSOR-IN-INTEREST TO B&B ENGINEERING                                              TEXAS
 & SUPPLY CO., INC., ET AL.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 AUSTIN WAND, DERIVATIVELY ON BEHALF OF                              0110-10742        CIRCUIT COURT OF                  OPEN
 ENRON CORPORATION V. ROBERT A. BELFER,                                                MULTNOMAH COUNTY,
 KENNETH LAY, ET AL., DEFENDANTS AND                                                   OREGON
 ENRON CORP., NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 AVIGAYIL GREENBERG, INDIVIDUALLY AND ON                             H-01-3670         U.S. DISTRICT COURT,              OPEN
 BEHALF OF ALL OTHERS SIMILARLY SITUATED                                               S.D. OF TEXAS, HOUSTON
 V. ENRON CORP., KENNETH L. LAY, JEFFREY                                               DIV.
 K. SKILLING AND ANDREW S. FASTOW #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BARBARA D. LEE, INDIVIDUALLY AND ON                                 H-01-3789         U.S. DISTRICT COURT,              OPEN
 BEHALF OF ALL OTHERS SIMILARLY SITUATED                                               S.D. OF TEXAS, HOUSTON
 V. ENRON CORP., ET AL. #                                                              DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BARBARA G. SMITH AND GEORGE HASEGAWA,                               5:01CV331         U.S. DISTRICT COURT,              OPEN
 INDIVIDUALLY AND ON BEHALF OF ALL OTHERS                                              E.D. OF TEXAS,
 SIMILARLY SITUATED, PLAINTIFFS V.                                                     TEXARKANA DIVISION
 KENNETH L. LAY, ET AL., DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page:  1 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BARNETT STEPAK, DERIVATIVELY ON BEHALF                              01C19482          CIRCUIT COURT OF MARION          OPEN
 OF ENRON CORPORATION V. ENRON                                                         COUNTY, OREGON
 CORPORATION, NOMINAL DEFENDANT AND
 JEFFREY K. SKILLING, ET AL., DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BARRY ADELMAN, DERIVATIVELY ON BEHALF OF                            2001-57196        61ST JUDICIAL DISTRICT           OPEN
 NOMINAL DEFENDANT, ENRON CORP.,                                                       COURT, HARRIS COUNTY,
 PLAINTIFF V. ANDREW S. FASTOW, ET AL.,                                                TEXAS
 DEFENDANTS AND ENRON CORP., NOMINAL
 DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BEATRICE BARKIN MARTIAL TRUST, ALLEN J.                             01-CV-4394        U.S. DISTRICT COURT,             OPEN
 BARKIN TRUSTEE, V. ENRON CORP., KENNETH                                               S.D. OF TEXAS, HOUSTON
 LAY, JEFFREY K. SKILLING, RICHARD A.                                                  DIV.
 CAUSEY, KENNETH D. RICE AND ANDREW
 FASTOW - #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BERNARD E. CALKINS V. SOUTHWEST WILLOW                              200163892         11TH JUDICIAL DISTRICT           OPEN
 RINK ENTERPRISES, ET AL.                                                              COURT, HARRIS COUNTY,
                                                                                       TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BERNARD H. GLATZER V. ENRON CORP., ET                               16465196          SUPREME COURT OF NEW             CLOSED
 AL.                                                                                   YORK, BRONX COUNTY
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BETTY J. CLARK, ET AL., V. ENRON CORP.,                             H-01-4125         U.S. DISTRICT COURT,             OPEN
 THE NORTHERN TRUST COMPANY, HEWITT                                                    S.D. OF TEXAS, HOUSTON
 ASSOCIATES, JAMES S. PRENTICE AND MARY                                                DIV.
 K. JOYCE #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BID/ASK, L.L.C. V. ENRON CORP. AND                                  2:01CV198         U.S. DISTRICT COURT,             OPEN
 ENRONONLINE, L.L.C.                                                                   E.D. OF TEXAS, MARSHALL
                                                                                       DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BLUE GRASS SYNFUEL, L.L.C., SOMERSET                                605097/2000       SUPREME COURT OF THE             OPEN
 SYNFUEL, L.P. AND SEMPRA ENERGY V. ENRON                                              STATE OF NEW YORK, NEW
 NORTH AMERICA CORP., ENASCO LLC AND                                                   YORK COUNTY
 ENRON CORP.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BOB L. MOSLEY V. METROPOLITAN LIFE                                  CIVF985161        U.S. DISTRICT COURT,             CLOSED
 INSURANCE COMPANY, THE PRUDENTIAL                                                     E.D. OF CALIFORNIA
 INSURANCE COMPANY OF AMERICA, ENRON
 CORP. AND DOES 1 THROUGH 20, INCLUSIVE
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 BOBBY LUTZ, INDIVIDUALLY AND ON BEHALF                              01-10501          68TH JUDICIAL DISTRICT           OPEN
 OF ALL OTHERS SIMILARLY SITUATED,                                                     COURT, DALLAS COUNTY,
 PLAINTIFF, V. ARTHUR ANDERSEN, L.L.P.,                                                TEXAS
 KENNETH LAY, JEFFREY SKILLING, ANDREW
 FASTOW, RICHARD CAUSEY, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 CANDY MOUNTER, ET AL., INDIVIDUALLY AND                             H-01-3996         U.S. DISTRICT COURT,             OPEN
 DERIVATIVELY, AND ON BEHALF OF ALL                                                    S.D. OF TEXAS, HOUSTON
 SIMILARLY SITUATED STOCKHOLDERS OF ENRON                                              DIV.
 CORP. V. JOINT ENERGY DEVELOPMENT INVESTMENTS, L.L.P., ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 CAROLEE METROKA, PLAINTIFF V. KENNETH L.                            0110-10885        CIRCUIT COURT OF                 OPEN
 LAY, ET AL., DEFENDANTS AND ENRON CORP.,                                              MULTNOMAH COUNTY,
 NOMINAL DEFENDANT #                                                                   OREGON
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page:  2 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 CATHERINE STEVENS, ET AL. V. ENRON CORP.                            H-01-4208         U.S. DISTRICT COURT,              OPEN
 SAVINGS PLAN ADMINISTRATIVE COMMITTEE,                                                S.D. OF TEXAS, HOUSTON
 ET AL.                                                                                DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 CITY OF BIRMINGHAM RETIREMENT AND RELIEF                            H-O1-3940         U.S. DISTRICT COURT,              OPEN
 PLAN ON BEHALF OF ITSELF AND ALL OTHERS                                               S.D. OF TEXAS, HOUSTON
 SIMILARY SITUATED V. ENRON CORPORATION,                                               DIV.
 ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 CLEVELAND BICKHAM, ET AL. V. A.M.F.                                 DVOO-00208-G      G-134TH JUDICIAL                  OPEN
 INCORPORATED, INDIVIDUALLY AND AS                                                     DISTRICT COURT, DALLAS
 SUCCESSOR BY MERGER TO B&B ENGINEERING &                                              COUNTY, TEXAS
 SUPPLY CO., INC., ET AL. (INCLUDING
 ENRON CORP.)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 COSTILLA ENERGY, INC., BY & THROUGH ITS                             5:01-CV-159       US JUDICIAL COURT, SD             OPEN
 LITIGATION TRUSTEE, GEORGE HICKS V.                                                   OF TEXAS, LAREDO
 ENRON CORP., ENRON CAPITAL & TRADE                                                    DIVISION
 RESOURCES CORP., JOINT ENERGY
 DEVELOPMENT INVESTMENTS II, LTD PRTSHP,
 ENRON CAPITAL MNGMT. LTD. PRTSHP., ENRON
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DANIELLE M. KARCICH, UGMA WITH ANDREW J.                            H-O1-3838         U.S. DISTRICT COURT,              OPEN
 KARCICH PARENT AND NATURAL GUARDIAN, ON                                               S.D. OF TEXAS, HOUSTON
 BEHALF OF ITSELF AND ALL OTHERS                                                       DIV.
 SIMILARLY SITUATED V. ENRON CORP., ET
 AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DAVID JOSE, JAMES BRISTER, ET AL V.                                 20020101906       57TH JUDICIAL DISTRICT            OPEN
 ARTHUR ANDERSEN, LLP, ANDREW S. FASTOW,                                               COURT, BEXAR COUNTY,
 KENNETH L. LAY, ET AL. #                                                              TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DAVID R. WORTHAM, INDIVIDUALLY AND ON                               5:01CV299         U.S. DISTRICT COURT,              OPEN
 BEHALF OF ALL OTHERS SIMILARLY SITUATED,                                              E.D. OF TEXAS,
 PLAINTIFF V. ENRON CORP., KENNETH L.                                                  TEXARKANA DIVISION
 LAY, JEFFREY K. SKILLING AND ANDREW S.
 FASTOW, DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DAVID WINSTON, DERIVATIVELY ON BEHALF OF                            0110-10879        CIRCUIT COURT OF                  OPEN
 ENRON CORPORATION, PLAINTIFF V. KENNETH                                               MULTNOMAH COUNTY,
 L. LAY, ET AL., DEFENDANTS AND ENRON                                                  OREGON
 CORPORATION, NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DETECTIVES ENDOWMENT ASSOCIATION ANNUITY                            H-01-3892         U.S. DISTRICT COURT,              OPEN
 FUND, DERIVATIVELY ON BEHALF OF ENRON                                                 S.D. OF TEXAS, HOUSTON
 CORP. V. KENNETH L. LAY, ET AL. #                                                     DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DOMINION OKLAHOMA TEXAS PARTNERSHIP V.                              02-02049          U.S. BANKRUPTCY COURT,            OPEN
 ENRON NORTH AMERICA, ET AL                                                            S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DOROTHY RICKETTS, ON BEHALF OF THE ENRON                            H-01-4128         U.S. DISTRICT COURT,              OPEN
 CORP. SAVINGS PLAN AND ITS PARTICIPANTS,                                              S.D. OF TEXAS, HOUSTON
 PLAINTIFF, V. ENRON CORPORATION, AN                                                   DIV.
 OREGON CORPORATION, ROBERT A. BELFER, ET
 AL., DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DOROTHY WOLIN, DERIVATIVELY ON BEHALF OF                            2001-54069        151ST JUDICIAL DISTRICT           OPEN
 ENRON CORP., PLAINTIFF V. ROBERT A.                                                   COURT, HARRIS COUNTY,
 BELFER, ET AL., DEFENDANTS AND ENRON                                                  TEXAS
 CORP., NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page:  3 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DR. ROBERT PEARLSTEIN V. KENNETH L. LAY,                            H-01-4396         UNITED STATES DISTRICT            OPEN
 ET AL. #                                                                              COURT, SOUTHERN
                                                                                       DISTRICT OF TEXAS,
                                                                                       HOUSTON DIVISION
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 DUANE L. MCEACHERN V. ENRON CORP., THE                              5:01CV310         U.S. DISTRICT COURT,              OPEN
 NORTHERN TRUST COMPANY AND ARTHUR                                                     E.D. OF TEXAS,
 ANDERSEN, LLP #                                                                       TEXARKANA DIVISION
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 EARNESTINE NEPTUNE V. CHARLES THOMPSON,                             200121283         333RD JUDICIAL DISTRICT           OPEN
 ENRON CORP. AND ENRON CORP. D/B/A                                                     COURT, HARRIS COUNTY,
 HOUSTON PIPELINE COMPANY                                                              TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ELMAR A. BUSCH, INDIVIDUALLY, AND ON                                H-01-3735         U.S. DISTRICT COURT,              OPEN
 BEHALF OF ALL OTHERS SIMILARLY SITUATED                                               S.D. OF TEXAS, HOUSTON
 V. ENRON CORP., ET AL. #                                                              DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ENRON CORP. SAVINGS PLAN, AN EMPLOYEE                               H-01-4108         U.S. DISTRICT COURT,              OPEN
 PENSION BENEFIT PLAN, APPEARING                                                       S.D. OF TEXAS, HOUSTON
 DERIVATIVELY THROUGH PAMELA M. TITTLE, A                                              DIV.
 PARTICIPANT OF THE PLAN V. ENRON CORP.,
 AN OREGON CORPORATION, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ENRON CORP. V. BRETT CRAWFORD, ET AL.                               469,809           19TH JUDICIAL DISTRICT            CLOSED
                                                                                       COURT
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ENRON CORP. V. CYNTHIA BRIDGES, ET AL.                              479,907           19TH JUDICIAL DISTRICT            CLOSED
                                                                                       COURT
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ENRON CORP., ENRON TRANSPORTATION                                   02-1528           U.S. DISTRICT COURT. S.           OPEN
 SERVICES CO., CGNN HOLDING CO., INC,                                                  DISTRICT OF TEXAS,
 MCTG HOLDING CO. LLC V. DYNEGY, INC. AND                                              HOUSTON DIV.
 DYNEGY HOLDINGS, INC.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ENRON POWER MARKETING, INC. AND ENRON                               01-00901          U.S. DISTRICT COURT,              OPEN
 CORP. V. CALIFORNIA POWER EXCHANGE                                                    C.D. OF CALIFORNIA
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ENRON STOCKHOLDERS UNITED, INC., A                                  02CV0317          SEVENTEENTH JUDICIAL              OPEN
 COLORADO NON-PROFIT CORPORATION,                                                      DISTRICT COURT, ADAMS
 ASSIGNEE, PLAINTIFF V. KENNETH L. LAY,                                                COUNTY, CO
 ET AL. AND OTHERS TO BE NAMED,
 DEFENDANTS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ERNEST GOTTDIENER, INDIVIDUALLY AND ON                              H-01-3681         U.S. DISTRICT COURT,              OPEN
 BEHALF OF ALL OTHERS SIMILARLY SITUATED                                               S.D. OF TEXAS, HOUSTON
 V. ENRON CORP., KENNETH L. LAY, JEFFREY                                               DIV.
 K. SKILLING AND ANDREW S. FASTOW #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ESTATE OF A. FRANK SMITH, III, DECEASED                             319,718-401       PROBATE COURT NUMBER              OPEN
 / ALISON S. CAMPBELL, INDEPENDENT                                                     THREE (3) OF HARRIS
 EXECUTRIX OF THE ESTATE OF A. FRANK                                                   COUNTY, TEXAS
 SMITH, III, DECEASED V. ENRON CORP., ET
 AL.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 ESTATE OF EDMUND KEY, III, ET AL. V. EOG                            10679             31ST JUDICIAL DISTRICT            OPEN
 RESOURCES, INC., FORMERLY ENRON OIL &                                                 COURT, WHEELER COUNTY,
 GAS COMPANY, ET AL. (INCLUDING ENRON                                                  TEXAS
 CORP., ENRON OIL & GAS MARKETING AND
 EOTT ENERGY OPERATING LIMITED
 PARTNERSHIP)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
 EVA GURLEY AND DAVID W. DALLAS, A MINOR,                            241056RJA         SUPERIOR COURT OF                 CLOSED
 BY AND THROUGH HIS GUARDIAN AD LITEM,                                                 CALIFORNIA, KERN COUNTY
 COLLENA DALLAS V. ENTERPRISE LEASING
 COMPANY-WEST, ET AL. (INCLUDING ENRON
 CORP.)
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page:  4 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  EXCELSIOR 57TH CORPORATION V. ENRON                                02-08025          U.S. BANKRUPTCY COURT,            OPEN
  ENERGY SERVICES OPERATIONS, INC.                                                     S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  FATHOLLAH HAMEDANI V. KENNETH L. LAY, ET                           H-01-4431         UNITED STATES DISTRICT            OPEN
  AL. #                                                                                COURT, SOUTHERN
                                                                                       DISTRICT OF TEXAS,
                                                                                       HOUSTON DIVISION
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  FORT JAMES OPERATING COMPANY V. ENRON                              02-08024          U.S. BANKRUPTCY COURT,            OPEN
  ENERGY SERVICES, INC.                                                                S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  FRANK ANTHONY CAMMARATA, III,                                      H-01-3993         U.S. DISTRICT COURT,              OPEN
  INDIVIDUALLY AND ON BEHALF OF ALL OTHERS                                             S.D. OF TEXAS, HOUSTON
  SIMILARLY SITUATED V. ENRON CORP., ET                                                DIV.
  AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  FRANK WILSON, ON BEHALF OF HIMSELF AND                             H 01-3652         U.S. DISTRICT COURT,              OPEN
  ALL OTHERS SIMILARLY SITUATED V. ENRON                                               S.D. OF TEXAS, HOUSTON
  CORPORATION, KENNETH L. LAY, JEFFREY K.                                              DIV.
  SKILLING AND ANDREW S. FASTOW #
------------------------------------------------------------------- ----------------- --------------------------------- -----------
  FRED A. ROSEN AND MARIAN ROSEN,                                    H-02-199          U.S. DISTRICT COURT,              OPEN
  DERIVATIVELY, ON BEHALF OF ENRON CORP.                                               S.D. OF TEXAS, HOUSTON
  V. RONNIE C. CHAN, ET AL. #                                                          DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  FRED GREENBERG, DERIVATIVELY, ON BEHALF                            01-CV-3998        U.S. DISTRICT COURT,              OPEN
  OF ENRON CORP., PLAINTIFF V. ROBERT A.                             (2001-53615)      S.D. OF TEXAS, HOUSTON
  BELFER, ET AL., DEFENDANTS AND ENRON                                                 DIV. (164TH JUDICIAL
  CORP., NOMINAL DEFENDANT #                                                           DISTRICT COURT, HARRIS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  FRONTERA GENERATION LIMITED PARTNERSHIP                            02-08004          U.S. BANKRUPTCY COURT,            OPEN
  V. ENRON POWER MARKETING, ET AL                                                      S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  GARY W. KEMPER, ON BEHALF OF HIMSELF AND                           H-01-4089         U.S. DISTRICT COURT,              OPEN
  ON BEHALF OF ALL OTHERS SIMILARLY                                                    S.D. OF TEXAS, HOUSTON
  SITUATED, AND ON BEHALF OF THE ENRON                                                 DIV.
  CORPORATION SAVINGS PLAN, ET AL. V.
  ENRON CORPORATION, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  GENE CRYE, ET AL V. REICHOLD CHEMICALS,                            97-24399          234TH JUDICIAL DISTRICT           CLOSED
  INC., ET AL                                                                          COURT, HARRIS COUNTY,
                                                                                       TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  GEORGE NICOUD, ON BEHALF OF HIMSELF AND                            H-01-4009         U.S. DISTRICT COURT,              OPEN
  ALL OTHERS SIMILARLY SITUATED V. ENRON                                               S.D. OF TEXAS, HOUSTON
  CORP., ET AL. #                                                                      DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  GEORGE W. NICK, SR. V. NOBEL DRILLING                              2000 3037F        15TH JUDICIAL DISTRICT            OPEN
  US, INC., DIAMOND OFFSHORE AND ENRON                                                 COURT, LAFAYETTE
  CORPORATION                                                                          PARISH, LOUISIANA
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  GERALD W. CALLISON V. EOG RESOURCES,                               OOCV144D          U.S. DISTRICT COURT,              CLOSED
  FORMERLY ENRON OIL & GAS, ENRON CORP.                                                DISTRICT OF WYOMING
  AND AL LUCKOW
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  GIDON NACH, DERIVATIVELY ON BEHALF OF                              200157160         157TH JUDICIAL DISTRICT           OPEN
  NOMINAL DEFENDANT ENRON CORPORATION V.                                               COURT, HARRIS COUNTY,
  ANDREW S. FASTOW, ET AL. #                                                           TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page:  5 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  GRADY BETTIS V. FLORIDA POWER                                      96-4696-CI-13     6TH JUDICIAL CIRCUIT              OPEN
  CORPORATION, ET AL. (INCL. ENRON                                                     COURT, PINELLAS COUNTY,
  PIPELINE COMPANY, ENRON CORPORATION,                                                 FLORIDA
  ENRON VENTURES CORPORATION, ENRON
  OPERATIONS CORPORATION AND ENRON
  ENGINEERING & CONSTRUCTION COMPANY)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  H.D. PERRETT AND CAROL M. PERRETT V.                               323585            SUPERIOR COURT OF                 OPEN
  AZURIX MADERA CORP., AZURIX CORP. AND                                                CALIFORNIA, SAN
  ENRON CORP.                                                                          FRANCISCO COUNTY
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  HAROLD AND FRANCES AHLICH, IRVING                                  02-CV-347         U.S. DISTRICT COURT,              OPEN
  SABSON, JOHN AND IDA BANKS, ET AL., V.                                               S.D. OF TEXAS, HOUSTON
  ARTHUR ANDERSEN, LLP, D. STEPHEN                                                     DIV.
  GODDARD, JR., DAVID B. DUNCAN, ET AL. -
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  HAROLD ERLE JANSSEN, ET AL. V. A.M.F.                              E161,739          172ND JUDICIAL DISTRICT           OPEN
  INCORPORATED, INDIVIDUALLY AND AS                                                    COURT, JEFFERSON
  SUCCESSOR BY MERGER TO B&B ENGINEERING                                               COUNTY, TEXAS
  AND SUPPLY CO., INC., ET AL. (INCLUDING
  ENRON CORP.)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  HENRY H. STEINER, INDIVIDUALLY AND ON                              H-01-3717         U.S. DISTRICT COURT,              OPEN
  BEHAL OF ALL OTHERS SIMILARLY SITUATED                                               S.D. OF TEXAS, HOUSTON
  V. ENRON CORP., ET AL. #                                                             DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  HOWARD BRUCE KLEIN V. ANDREW S. FASTOW,                            H-02-117          U.S. DISTRICT COURT,              OPEN
  KENNETH L. LAY, JEFFREY J. SKILLING AND                                              S.D. OF TEXAS, HOUSTON
  ARTHUR ANDERSEN LLP - #                                                              DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  IRIS WONG V. ENRON CORP. AND ENRON                                 0101-03979        COURT OF QUEEN'S BENCH            OPEN
  CANADA CORP.                                                                         OF ALBERTA, DISTRICT OF
                                                                                       CALGARY, CANADA
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  ISCO INDUSTRIES, L.L.C. V. EZ PRODUCTS                             GN003297          353RD JUDICIAL DISTRICT           CLOSED
  INC., ECOGAS CORPORATION AND ENRON                                                   COURT, TRAVIS COUNTY,
  CORPORATION                                                                          TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  IZIDOR KLEIN V. KENNETH L. LAY, ANDREW                             H-01-4537         U.S. DISTRICT COURT,              OPEN
  S. FASTOW, AND ARTHUR ANDERSEN LLP - #                                               S.D. OF TEXAS, HOUSTON
                                                                                       DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  J. MICHAEL GOTTESMAN, INDIVIDUALLY AND                             H-O1-3660         U.S. DISTRICT COURT,              OPEN
  ON BEHALF OF ALL OTHERS SIMILARLY                                                    S.D. OF TEXAS, HOUSTON
  SITUATED, PLAINTIFFS V. ENRON CORP.,                                                 DIV.
  KENNETH L. LAY, JEFFREY K. SKILLING AND
  ANDREW S. FASTOW, DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JACOB BLAZ, ON BEHALF OF HIMSELF AND ALL                           2002-05068        234TH JUDICIAL DISTRICT           OPEN
  OTHERS SIMILARLY SITUATED V. ROBERT A.                                               COURT, HARRIS COUNTY,
  BELFER, ET AL. #                                                                     TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JAMES B. GOODE, ET AL. V. A.M.F.                                   9272RM99          149TH JUDICIAL DISTRICT           OPEN
  INCORPORATED, INDIVIDUALLY AND AS                                                    COURT, BRAZORIA COUNTY,
  SUCCESSOR IN INTEREST TO B&B ENGINEERING                                             TEXAS
  & SUPPLY CO., INC., ET AL.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JAMES BRILL ON BEHALF OF HIMSELF AND ALL                           H-01-3734         U.S. DISTRICT COURT,              OPEN
  OTHERS SIMILARLY SITUATED V. ENRON                                                   S.D. OF TEXAS, HOUSTON
  CORP., ET AL. #                                                                      DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page:  6 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JAMES DERRELL ISAACKS, ET AL. V. A.M.F.                            9886JG99          239TH JUDICIAL DISTRICT           OPEN
  INCORPORATED, INDIVIDUALLY AND AS                                                    COURT, BRAZORIA COUNTY,
  SUCCESSOR BY MERGER TO B&B ENGINEERING &                                             TEXAS
  SUPPLY CO., INC., ET AL. (INCLUDING
  ENRON CORP.)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JAMES J. DALY, AS TRUSTEE OF THE JAMES                             H-01-4189         U.S. DISTRICT COURT,              OPEN
  J. DALY IRA ROLLOVER, ET AL, V. ENRON                                                S.D. OF TEXAS, HOUSTON
  CORP., KENNETH L. LAY, JEFFREY K.                                                    DIV.
  SKILLING AND ANDREW S. FASTOW - #
-------------------------------------------------------------------- ----------------- --------------------------------- -----------
  JAMES KRAUSE, DERIVATIVELY, ON BEHALF OF                           0110-10970        CIRCUIT COURT OF                  OPEN
  ENRON CORP., PLAINTIFF V. ROBERT A.                                                  MULTNOMAH COUNTY,
  BELFER, KENNETH L. LAY, ET AL.,                                                      OREGON
  DEFENDANTS AND ENRON CORP., NOMINAL
  DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JANE BULLOCK, JOHN BARNHILL, DON                                   32716             21ST JUDICIAL DISTRICT            OPEN
  REILAND, SCOTT BORCHART, ET AL, V.                                                   COURT, WASHINGTON
  ARTHUR ANDERSEN, LLP, D. STEPHEN                                                     COUNTY, TEXAS
  GODDARD, JR., DAVID B. DUNCAN, DEBRA A.
  CASH, ET AL - #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JEFFREY FEIGENBAUM, DERIVATIVELY ON                                2001-54207        127TH JUDICIAL DISTRICT           OPEN
  BEHALF OF ENRON CORP., PLAINTIFF V.                                                  COURT, HARRIS COUNTY,
  ROBERT A. BELFER, ET AL., DEFENDANTS AND                                             TEXAS
  ENRON CORP., NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JERALD KATLEMAN, DERIVATIVELY ON BEHALF                            2001-53864        55TH JUDICIAL DISTRICT            OPEN
  OF ENRON CORPORATION, PLAINTIFFS V.                                                  COURT, HARRIS COUNTY,
  JEFFREY K. SKILLING, KENNETH L. LAY, ET                                              TEXAS
  AL., DEFENDANTS AND ENRON CORPORATION,
  NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JEROME F. PAQUIN, ET AL, V. ENRON                                  H-01-4475         U.S. DISTRICT COURT,              OPEN
  CORPORATION, KENNETH L. LAY, JEFFREY K.                                              S.D. OF TEXAS, HOUSTON
  SKILLING AND ANDREW S. FASTOW - #                                                    DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JERRY WHITE, ET UX. V. E I DUPONT DE                               A-0159670         58TH JUDICIAL DISTRICT            CLOSED
  NEMOURS AND CO.                                                                      COURT, JEFFERSON
                                                                                       COUNTY, TEXAS
------------------------------------------------------------------- ----------------- ------------------------------ ------------
  JIMMY C. COLLE AND ANGIE COLLE V. ENRON                            E1644855          172ND JUDICIAL DISTRICT           OPEN
  CORP.                                                                                COURT, JEFFERSON
                                                                                       COUNTY, TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JOHN & PEGGY ODAM, ET AL. V. ENRON                                 H01-3914          U.S. DISTRICT COURT,              OPEN
  CORPORATION, ANDREW S. FASTOW, KENNETH                                               S.D. OF TEXAS, HOUSTON
  L. LAY, JEFFREY J. SKILLING, ET AL. #                                                DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JOHN ANSON, INDIVIDUALLY AND ON BEHALF                             5:01CV318         U.S. DISTRICT COURT,              OPEN
  OF ALL OTHERS SIMILARLY SITUATED,                                                    E.D. OF TEXAS,
  PLAINTIFF V. KENNETH L. LAY, ET AL.,                                                 TEXARKANA DIVISION
  DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JOHN BARNETT, INDIVIDUALLY AND ON BEHALF                           5:01CV320         U.S. DISTRICT COURT,              OPEN
  OF ALL OTHERS SIMILARLY SITUATED,                                                    E.D. OF TEXAS,
  PLAINTIFF, V. KENNETH L. LAY, ET AL.,                                                TEXARKANA DIVISION
  DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page:  7 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JOHN L. MOORE AND LINDA BRYANT,                                    H-01-4326         U.S. DISTRICT COURT               OPEN
  INDIVIDUALLY & ON BEHALF OF THE ENRON                                                S.D. OF TEXAS, HOUSTON
  CORP. EMPLOYEE SAVINGS PLAN, ET AL.. V.                                              DIV.
  ENRON CORP., ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JOHN P. MCCARTHY MONEY PURCHASE PLAN,                              H01-3686          U.S. DISTRICT COURT,              OPEN
  INDIVIDUALLY AND ON BEHALF OF ALL OTHERS                                             S.D. OF TEXAS, HOUSTON
  SIMILARLY SITUATED V. ENRON CORP.,                                                   DIV.
  KENNETH L. LAY, JEFFREY K. SKILLING AND
  ANDREW S. FASTOW #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JOHN WALT & MARK COURTNEY, ET AL V.                                H-01-4299         U.S. DISTRICT COURT,              OPEN
  KENNETH L. LAY, JEFF SKILLING, ROBERT A.                                             S.D. OF TEXAS, HOUSTON
  BELFER, ANDREW FASTOW, NORMAN P. BLAKE,                                              DIV.
  JR., RONNIE C. CHAN, ET AL. - #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JOSE SAUCEDA HINOJOSA, ET AL. V. A.M.F.                            995682F           214TH JUDICIAL DISTRICT           OPEN
  INCORPORATED, INDIV. AND AS SUCCESSOR BY                                             COURT, NUECES COUNTY,
  MERGER TO B&B ENGINEERING & SUPPLY CO.,                                              TEXAS
  INC., ET AL.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JOSEPH E. KASSOWAY, AS TRUSTEE OF THE                              H-01-3690         U.S. DISTRICT COURT,              OPEN
  JOSEPH E. KASSOWAY AND ROBERT T.                                                     S.D. OF TEXAS, HOUSTON
  KASSOWAY TRUST, PLAINTIFF V. ANDREW S.                                               DIV.
  FASTOW, ET AL., DEFENDANTS AND ENRON
  CORPORATION, NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JP MORGAN CHASE BANK V. ENRON                                      01-03637          U.S. BANKRUPTCY COURT,            OPEN
  CORPORATION, ET AL                                                                   S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  JULIUS NEUMANN, DERIVATIVELY ON BEHALF                             2001-54026        164TH JUDICIAL DISTRICT           OPEN
  OF NOMINAL DEFENDANT ENRON CORP.,                                                    COURT, HARRIS COUNTY,
  PLAINTIFF V. ANDREW S. FASTOW, ET AL.,                                               TEXAS
  DEFENDANTS AND ENRON CORP., NOMINAL
  DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  KAZUKO INOUYE AND STEVEN INOUYE V. ENRON                           BC248918          SUPERIOR COURT OF                 OPEN
  CORPORATION, ZOND SYSTEMS, INC.,                                                     CALIFORNIA, LOS ANGELES
  CHRISTOPHER KALBAUGH AND DOES 1 TO 20,                                               COUNTY, CENTRAL
  INCLUSIVE                                                                            DISTRICT
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  KENNETH FRANKLIN, INDIVIDUALLY AND ON                              H-01-4106         U.S. DISTRICT COURT,                 OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED,                                             S.D. OF TEXAS, HOUSTON
  V. ENRON CORP., KENNETH L. LAY, JEFFREY                                              DIV.
  K. SKILLING AND ANDREW S. FASTOW - #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  KEVIN KUESER, GENERAL PARTNER FOR KEVMAR                           H-01-4488         U.S. DISTRICT COURT,              OPEN
  HOLDINGS LIMITED PARTNERSHIP, ET AL., V.                                             S.D. OF TEXAS, HOUSTON
  KENNETH L. LAY, ANDREW S. FASTOW,                                                    DIV.
  JEFFREY K. SKILLING, RICHARD A. CAUSEY
  AND ARTHUR ANDERSEN, LLP-#
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  LESLIE H. DUNCAN, INDIVIDUALLY AND ON                              5:01 CV319        U.S. DISTRICT COURT,              OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED,                                             E.D. OF TEXAS,
  PLAINTIFF V. KENNETH L. LAY, ET AL.,                                                 TEXARKANA DIVISION
  DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  LEVEL 3 COMMUNICATIONS LLC V. ENRON                                02-02101          U.S. BANKRUPTCY COURT,            OPEN
  BROADBAND SERVICES, INC. AND ENRON NORTH                                             S.D. OF NEW YORK,
  AMERICA CORPORATION                                                                  MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page:  8 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  LINDA NELL RHODES, ET AL. V NORTHERN                               1999-06970        15TH JUDICIAL DISTRICT            OPEN
  BORDER PIPELINE COMPANY, ET AL.                                                      COURT, HARRIS COUNTY,
                                                                                       TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  LOUISIANA SCHOOL EMPLOYEES' RETIREMENT                             0110-11021        CIRCUIT COURT OF                  OPEN
  SYSTEM, PLAINTIFF V. ANDREW S. FASTOW,                                               MULTNOMAH COUNTY,
  ET AL., DEFENDANTS AND ENRON CORP.,                                                  OREGON
  NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  LYNN GOFFMAN AND HARVEY L. YOUNG,                                  9:01CV289         U.S. DISTRICT COURT,              OPEN
  DERIVATIVELY ON BEHALF OF ENRON CORP.,                                               E.D. OF TEXAS, LUFKIN
  PLAINTIFFS V. ROBERT A. BELFER, ET AL.,                                              DIV.
  DEFENDANTS AND ENRON CORP., NOMINAL
  DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  M. ARTHUR GENSLER, JR. AND ASSOCIATES,                                                                                 OPEN
  CLAIMANT V. ENRON CORP. AND/OR SMITH
  STREET LAND COMPANY, AND/OR BRAZOS
  OFFICE HOLDINGS, L.P. AND/OR BRAZOS
  OFFICE HOLDINGS II, L.P.; AND/OR ENRON
  PROPERTY & SERVICES CORP.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MAHIN S. MASHAYEKH, INDIVIDUALLY, AND ON                           H-01-3787         U.S. DISTRICT COURT,              OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED                                              S.D. OF TEXAS, HOUSTON
  V. ENRON CORP., ET AL. #                                                             DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MARCUS OATES V. KENNETH L. LAY, ET AL. #                           02-CV-490         UNITED STATES DISTRICT            OPEN
                                                                                       COURT, SOUTHERN
                                                                                       DISTRICT OF TEXAS,
                                                                                       HOUSTON DIVISION
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MARENTZ PROFESSIONAL SERVICES, INC.                                200000798         295TH JUDICIAL DISTRICT           CLOSED
  D/B/A MARENTZ AND COMPANY V. ENRON                                                   COURT, HARRIS COUNTY,
  CORP., ENRON CAPITAL AND TRADE RESOURCES                                             TEXAS
  CORP. N/K/A ENRON NORTH AMERICA AND ENRON CAPITAL MANAGEMENT
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MARK E. MCKINNEY, ET AL, V. ENRON CORP.,                           01-CV-2182-L      U.S. DISTRICT COURT,              OPEN
  KENNETH L. LAY, JEFFREY K. SKILLING,                                                 C.D. OF CALIFORNIA
  ANDREW S. FASTOW, AND DAVID R. WORTHAM -
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MARK NEWBY V. ENRON CORPORATION, ANDREW                            H-01 3624         U.S. DISTRICT COURT,                 OPEN
  S. FASTOW, KENNETH L. LAY AND JEFFREY J.                                             S.D. OF TEXAS, HOUSTON
  SKILLING #                                                                           DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MARK T. SPATHES, ET AL, V. KENNETH L.                              H-01-4308         U.S. DISTRICT COURT,              OPEN
  LAY, JEFFREY K. SKILLING, ANDREW S.                                                  S.D. OF TEXAS, HOUSTON
  FASTOW, AND ARTHUR ANDERSEN LLP - #                                                  DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MARK WINNIE V. ENRON CORP.                                         2001-30054        295TH JUDICIAL DISTRICT           OPEN
                                                                                       COURT, HARRIS COUNTY,
                                                                                       TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MARTIN GUBERNICK AND PRIVATE ASSET                                 2001-53605        152ND JUDICIAL DISTRICT           OPEN
  MANAGEMENT, INC., DERIVATIVELY ON BEHALF                                             COURT, HARRIS COUNTY,
  OF NOMINAL DEFENDANT ENRON CORPORATION,                                              TEXAS
  PLAINTIFF V. KENNETH L. LAY, ET AL.,
  DEFENDANTS AND ENRON CORPORATION,
  NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MAYUMI ELMEKHGIANGE V. CHRISTOPHER                                 BC246303          SUPERIOR COURT OF                 OPEN
  KALBAUGH, ENRON CORPORATION, KAZUKO                                                  CALIFORNIA, LOS ANGELES
  INOUYE AND DOES 1 TO 25, INCLUSIVE                                                   COUNTY, CENTRAL
                                                                                       DISTRICT
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page:  9 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MELVA AND ROSS DENSON, PLAINTIFFS V.                               2001-32840        125TH JUDICIAL DISTRICT           OPEN
  MARTHA HARRIS WHITE, INDIVIDUALLY AND                                                COURT, HARRIS COUNTY,
  D/B/A MORGAN KENDAL HOMES, INC. AND                                                  TEXAS
  ENRON, DEFENDANTS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MERRILL LYNCH, PIERCE, FENNER & SMITH,                             01-03651          U.S. BANKRUPTCY COURT,            OPEN
  INC. V. ENRON CORPORATION, ET AL                                                     S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MICHAEL KOROLUK, INDIVIDUALLY AND ON                               H-01-3733         U.S. DISTRICT COURT,              OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED                                              S.D. OF TEXAS, HOUSTON
  V. ENRON CORP., ET AL.                                                               DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MICHAEL L. MCCOWN AND DAN SHULTZ V.                                02-CV-1058        U.S. DISTRICT COURT,              OPEN
  ANDERSEN LLP, ET AL. #                                                               S.D. OF TEXAS, HOUSTON
                                                                                       DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MICHAEL L. MCCOWN AND DAN SHULTZ V.                                2002-05335        164TH JUDICIAL DISTRICT           OPEN
  ANDERSEN LLP, ET AL. #                                                               COURT, HARRIS COUNTY,
                                                                                       TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MICHAEL LINDERT V. ENRON CORPORATION,                              OIL 014036        CIRCUIT COURT OF COOK             OPEN
  ENRON ENERGY SERVICES OPERATIONS, INC.                                               COUNTY, ILLINOIS
  AND ENRON ENERGY SERVICES, INC.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MICHAEL P. HARNEY, ON BEHALF OF HIMSELF                            H-01-4063         U.S. DISTRICT COURT,              OPEN
  AND ALL OTHERS SIMILARLY SITUATED V.                                                 S.D. OF TEXAS, HOUSTON
  ENRON CORP., ET AL . #                                                               DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  MURIEL P. KAUFMAN IRA, INDIVIDUALLY AND                            H-01-3682                                           OPEN
  ON BEHALF OF ALL OTHERS SIMILARLY
  SITUATED V. ENRON CORP., ET AL., #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  NAOMI RAPHAEL, INDIVIDUALLY, AND ON                                01-CV-3839        U.S. DISTRICT COURT,              OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED                                              S.D. OF TEXAS, HOUSTON
  V. ENRON CORP., ET AL. #                                                             DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  NICHOLAS SCHRAMM, ET AL, V. KENNETH L.                             01-1954           U.S. DISTRICT COURT,              OPEN
  LAY, JEFFREY K. SKILLING, AND ANDREW S.                                              W.D. OF OKLAHOMA
  FASTOW - #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  NORMAN YOUNG, ON BEHALF OF HIMSELF AND                             0111-11637        CIRCUIT COURT OF                  OPEN
  ALL OTHERS SIMILARLY SITUATED, PLAINTIFF                                             MULTNOMAH COUNTY,
  V. ENRON CORPORATION, ET AL., DEFENDANTS                                             OREGON
  #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  OFFICE OF COMMUNICATION OF THE UNITED                              0001-6407-21      FEDERAL COMMUNICATIONS            OPEN
  CHURCH OF CHRIST, INC. ("UCC") V. ENRON                                              COMMISSION
  CORP. REGARDING LICENSE TRANSFERS BETWEEN
  ENRON AND CERTAIN AFFILIATES.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  OREGON DEPARTMENT OF CONSUMER AND                                                    OREGON DEPARTMENT OF              OPEN
  BUSINESS SERVICES - OR-OSHA CITATION AND                                             CONSUMER AND BUSINESS
  NOTIFICATION OF PENALTY TO JEFFREY K.                                                SERVICES - OSHA
  SKILLING, PRESIDENT, ENRON CORP.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  PALM BEACH DEVELOPMENT COMPANY, LLC,                               02-02509          U.S. BANKRUPTCY COURT,            OPEN
  ENRON NORTH AMERICA CORP. v. PALM BEACH                                              SOUTHER DISTRICT OF NEW
  AGGREGATES, INC.                                                                     YORK
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page: 10 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  PAMELA M. TITTLE, ON BEHALF OF HERSELF                             01-CV-3913        U.S. DISTRICT COURT               OPEN
  AND A CLASS OF PERSONS SIMILARLY                                                     S.D. OF TEXAS, HOUSTON
  SITUATED V. ENRON CORP., AN OREGON                                                   DIV.
  CORPORATION, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  PATRICIA A. MCDONALD V. KENNETH LAY, ET                            SC52CO171647      SMALL CLAIMS COURT,               OPEN
  AL. #                                                                                HARRIS COUNTY, TEXAS
                                                                                       PRECINCT 5, PLACE 2
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  PATRICIA D. PARSONS V. ENRON                                       H-01 3903         U.S. DISTRICT COURT,              OPEN
  CORPORATION, ANDREW S. FASTOW, KENNETH                                               S.D. OF TEXAS, HOUSTON
  L. LAY, JEFFREY J. SKILLING AND ARTHUR                                               DIV.
  ANDERSEN, LLP #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  PATRICK P. ROGERS V. DAVID BRUCE DUNCAN,                           GN200240          126TH JUDICIAL DISTRICT           OPEN
  ET AL. #                                                                             COURT, TRAVIS COUNTY,
                                                                                       TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  PHIL E. PARHAM AND PEGGY A. PARHAM,                                5:01CV323         U.S. DISTRICT COURT,              OPEN
  INDIVIDUALLY AND ON BEHALF OF ALL OTHERS                                             E.D. OF TEXAS,
  SIMILARLY SITUATED, PLAINTIFFS V.                                                    TEXARKANA DIVISION
  KENNETH L. LAY, ET AL., DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  PHILIP BUFFALO AND ROSE MARIA BUFFALO,                             L366-02           SUPERIOR COURT OF NEW             OPEN
  HIS WIFE, PLAINTIFFS, V. PORT CARTERET                                               JERSEY, MIDDLESEX
  RECYCLING, INC., GARDEN STATE PAPER CO.,                                             COUNTY
  INC., ENRON CORPORATION, JORGE AMARO, ET
  AL.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  PIER 23 RESTAURANT, ET AL. V. PG&E                                 318343            SUPERIOR COURT OF                 OPEN
  ENERGY TRADING, ET AL. (INCLUDING ENRON                                              CALIFORNIA, SAN
  ENERGY SERVICES, INC., ENRON POWER                                                   FRANCISCO COUNTY
  MARKETING, INC. AND ENRON CORP.)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  PIRELLI ARMSTRONG TIRE CORPORATION                                 01-CV-3645        U.S. DISTRICT COURT,              OPEN
  RETIREE MEDICAL BENEFITS TRUST,                                                      S.D. OF TEXAS, HOUSTON
  DERIVATIVELY ON BEHALF OF ENRON                                                      DIV.
  CORPORATION V. KENNETH L. LAY, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  R. LACY, INC. V. ENRON NORTH AMERICA                               01-03650          U.S. BANKRUPTCY COURT,            OPEN
  CORPORATION                                                                          S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  RALPH A. WILT, JR. V. ANDREW S. FASTOW,                            H-02-0576         U.S. DISTRICT COURT,              OPEN
  ET AL. *                                                                             S.D. OF TEXAS, HOUSTON
                                                                                       DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  RAY NOSEFF AND DEBRA NOSEFF V. PINNACLE                            CV-2001-01278     SECOND JUDICIAL                   OPEN
  NATURAL GAS COMPANY, ET AL. (INCLUDING                                               DISTRICT COURT,
  ENRON CORP. AND NORTHERN NATURAL GAS                                                 BERNALILLO COUNTY, NEW
  COMPANY) IN RE: RAY NOSEFF, HOBBS, NEW                                               MEXICO
  MEXICO INCIDENT
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  RICHARD HALL, DERIVATIVELY ON BEHALF OF                            0110-10723        CIRCUIT COURT OF                  OPEN
  ENRON CORP. V. ROBERT A. BELFER, ET AL.,                                             MULTNOMAH COUNTY,
  DEFENDANTS AND ENRON CORP., NOMINAL                                                  OREGON
  DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  RICHARD POTTRATZ AND BRADLEY DIEBNER, ON                           H-01-4150         U.S. DISTRICT COURT,              OPEN
  BEHALF OF THEMSELVES AND ALL OTHERS                                                  S.D. OF TEXAS, HOUSTON
  SIMILARLY SITUATED V. ENRON CORP., AN                                                DIV.
  OREGON CORPORATION, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page: 11 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  ROBERT CHRISTIANSON, INDIVIDUALLY AND ON                           01-CV-3671        U.S. DISTRICT COURT               OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED                                              S.D. OF TEXAS, HOUSTON DIV.
  V. ENRON CORP., KENNETH L. LAY, JEFFREY
  K. SKILLING AND ANDREW S. FASTOW #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  ROBERT GARFIELD, DERIVATIVELY, ON BEHALF                           0110-10702        CIRCUIT COURT OF                  OPEN
  OF ENRON CORP., PLAINTIFF V. ROBERT A.                                               MULTNOMAH COUNTY,
  BELFER, ET AL., DEFENDANTS AND ENRON                                                 OREGON
  CORP., NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  ROBERT J. CASEY, II AND RUTH I. HORTON,                            H-01-3647         U.S. DISTRICT COURT,              OPEN
  INDIVIDUALLY AND ON BEHALF OF ALL OTHERS                                             S.D. OF TEXAS, HOUSTON
  SIMILARLY SITUATED V. ENRON CORP.,                                                   DIV.
  KENNETH L. LAY, JEFFREY K. SKILLING AND
  ANDREW S. FASTOW #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  ROBERTA A. BIRHIRAY V. ENRON CORPORATION                           H-01-0127         U.S. DISTRICT COURT,              OPEN
                                                                                       S.D. OF TEXAS, HOUSTON
                                                                                       DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  RONALD GERLICH, ET UX TAMMY L. GERLICH,                            98-59745          80TH JUDICIAL DISTRICT            CLOSED
  ET AL. V. MERICHEM COMPANY, ET AL.                                                   COURT, HARRIS COUNTY,
                                                                                       TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  RONALD HASH, ON BEHALF OF HIMSELF AND                              0111-11600        CIRCUIT COURT OF                  OPEN
  ALL OTHERS SIMILARLY SITUATED, PLAINTIFF                                             MULTNOMAH COUNTY,
  V. ENRON CORPORATION, ET AL., DEFENDANTS                                             OREGON
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  ROY E. RINARD, STEVE LACEY, ET AL V.                               H-01-4060         U.S. DISTRICT COURT,              OPEN
  ENRON CORP. SAVINGS PLAN ADMINISTRATIVE                                              S.D. OF TEXAS, HOUSTON
  COMMITTEE, THE NORTHERN TRUST COMPANY,                                               DIV.
  KENNETH L. LAY, DAVID B. DUNCAN, JEFFREY
  K. SKILLING, ANDREW S. FASTOW, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  RSM PRODUCTION CORPORATION ON BEHALF OF                            4519              49TH JUDICIAL DISTRICT            OPEN
  THE COUNTY OF ZAPATA, STATE OF TEXAS AND                                             COURT, ZAPATA COUNTY,
  THE ZAPATA COUNTY INDEPENDENT SCHOOL                                                 TEXAS
  DISTRICT V. EL PASO CORPORATION, ET AL
  (INCLUDING ENRON CORP., ENRON GAS
  MARKETING, INC. & INTRATEX GAS COMPANY)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SAMUEL AND PATRICIA MEROVITZ,                                      2001-59664        152ND JUDICIAL DISTRICT           OPEN
  DERIVATIVELY ON BEHALF OF NOMINAL                                                    COURT, HARRIS COUNTY,
  DEFENDANT ENRON CORP. V. ANDREW S.                                                   TEXAS
  FASTOW, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SANDRA ADAIR, ET AL. V. ENRON CORP., EOG                           01CV1068          212TH JUDICIAL DISTRICT           OPEN
  RESOURCES, INC., VERITAS DGC LAND, INC.,                                             COURT, GALVESTON
  AMERIDIAN TECHNOLOGIES, INC., ST. PAUL                                               COUNTY, TEXAS
  FIRE MARINE INSURANCE CO., J. NICHOLS &
  COMPANY, LLC, CITY OF LEAGUE CITY AND
  CITY OF DICKINSON
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SCHOONOVER ELECTRIC COMPANY, INC. V.                               02-02140          U.S. BANKRUPTCY COURT,            OPEN
  GARDEN STATE PAPER COMPANY, LLC                                                      S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SETH ABRAMS AND STEVEN FRANK,                                      H-01 3630         U.S. DISTRICT COURT,              OPEN
  INDIVIDUALLY AND ON BEHALF OF ALL OTHERS                                             S.D. OF TEXAS, HOUSTON
  SIMILARLY SITUATED, PLAINTIFFS V. ENRON                                              DIV.
  CORP., KENNETH L. LAY, JEFFREY K.
  SKILLING AND ANDREW S. FASTOW,
  DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page: 12 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SEVERED ENRON EMPLOYEES COALITION                                  H-02-0267         U.S. DISTRICT COURT,              OPEN
  (SEEC), LARENCE R. JORDAN, ET AL, V. THE                                             S.D. OF TEXAS, HOUSTON
  NORTHERN TRUST COMPANY, NORTHERN TRUST                                               DIV.
  RETIREMENT CONSULTING, L.L.C., ET AL - #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SHELLY DOUGLASS, INDIVIDUALLY AND ON                               5:01CV321         U.S. DISTRICT COURT,              OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED,                                             E.D. OF TEXAS,
  PLAINTIFF V. KENNETH L. LAY, ET AL.                                                  TEXARKANA DIVISION
  DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SHERBURNE COUNTY, PETITIONER V. ROBERT                             C2-99-1201        TENTH JUDICIAL DISTRICT           OPEN
  F. CROSS, ET AL. INCLUDING ENRON                                                     COURT, SHERBURNE
  CORPORATION AND NORTHERN NATURAL GAS                                                 COUNTY, MINNESOTA
  COMPANY, RESPONDENTS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SHIRLEY J. PRATZ, ET AL. INDIVIDUALLY                              H-01-3997         U.S. DISTRICT COURT,              OPEN
  AND DERIVATIVELY, AND ON BEHALF OF ALL                                               S.D. OF TEXAS, HOUSTON
  SIMILARLY SITUATED STOCKHOLDERS OF ENRON                                             DIV.
  CORP. V. CHEWCO INVESTMENTS, L.P. A/K/A
  CHEWCO INVESTMENTS OF HOUSTON, L.P. ET
  AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SOLARC, INC. V. ENRON CORP.                                        CJ 2001 06338     FOURTEENTH JUDICIAL               OPEN
                                                                                       DISTRICT COURT, TULSA
                                                                                       COUNTY, OKLAHOMA
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SOLARC, INC. V. ENRON CORPORATION                                  CJ2001 06338      14TH JUDICIAL DISTRICT            OPEN
                                                                     (CJ200106338)     COURT, TULSA COUNTY,
                                                                                       OKLAHOMA
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SOUTH SHORE GASTROINTEROLOGY PLAN DATED                            2001-55249        334TH JUDICIAL DISTRICT           OPEN
  6/6/80 FOR THE BENEFIT OF HAROLD JACOB,                                              COURT, HARRIS COUNTY,
  NANCY R. JACOB, TRUSTEE DERIVATIVELY, ON                                             TEXAS
  BEHALF OF ENRON CORP. V. ROBERT A.
  BELFER, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SOUTHERN ELECTRICAL RETIREMENT FUND,                               0110-10879        CIRCUIT COURT OF                  OPEN
  DERIVATIVELY ON BEHALF OF ENRON                                                      MULTNOMAH COUNTY,
  CORPORATION, PLAINTIFF V. KENNETH L.                                                 OREGON
  LAY, ET AL., DEFENDANTS AND ENRON CORP.,
  NOMINAL DEFENDANT #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  STARO ASSET MANAGEMENT, LLC V. ARTHUR                              H-01-4480         U.S. DISTRICT COURT,              OPEN
  ANDERSEN, LLP, KENNETH L. LAY, JEFFREY                                               S.D. OF TEXAS, HOUSTON
  K. SKILLING, AND ANDREW S. FASTOW - #                                                DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  STATE OF MINNESOTA, BY MIKE HATCH, ITS                             C-8-99-447        THIRD JUDICIAL DISTRICT           OPEN
  ATTORNEY GENERAL, PETITIONER V. ROGER                                                COURT, DODGE COUNTY,
  ELLINGSON, ET AL., INCLUDING ENRON                                                   MINNESOTA
  CORP., RESPONDENTS (RE: C.S. 2002 (14-7)
  901 OR 902, PARCEL 75)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  STEPHANY ASSOCIATES, INC. V. LIMBACH                               GD-01-021737      COURT OF COMMON PLEAS,            OPEN
  COMPANY, A PENNSYLVANIA CORPORATION AND                                              ALLEGHENY COUNTY,
  A SUBSIDIARY OF ENRON FACILITY SERVICES                                              PENNSYLVANIA
  CORPORATION; ENRON FACILITY SERVICES
  CORPORATION, A DELAWARE CORPORATION, AND
  ENRON CORP., A DELAWARE CORPORATION
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  STEPHEN A. MCINTYRE, INDIVIDUALLY AND ON                           4-01-CV-00836     U.S. DISTRICT COURT,              OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED,                                             E.D. OF ARKANSAS,
  PLAINTIFF V. KENNETH L. LAY, ET AL.,                                                 WESTERN DIV.
  DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page: 13 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  STEPHEN PHILLIPS, INDIVIDUALLY AND ON                              5:01CV322         U.S. DISTRICT COURT               OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED,                                             E.D. OF TEXAS,
  PLAINTIFF V. KENNETH L. LAY, ET AL.,                                                 TEXARKANA DIVISION
  DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  SUSAN COPLEY, ET AL, V. KENNETH L. LAY,                            H-01-4168         U.S. DISTRICT COURT,             OPEN
  JEFFREY K. SKILLING, ANDREW S. FASTOW                                                S.D. OF TEXAS, HOUSTON
  AND ARTHUR ANDERSEN LLP - ET AL                                                      DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  TERESA LORRAINE SIMMONS V. ENRON CORP.                             H-01-2286         U.S. DISTRICT COURT,             OPEN
                                                                                       S.D. OF TEXAS, HOUSTON
                                                                                       DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  THE BANK OF NEW YORK, ET AL V. ENRON                               02-02380          U.S. BANKRUPTCY COURT,              OPEN
  CORPORATION, ET AL                                                                   S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  THE EZRA CHARITABLE TRUST, INDIVIDUALLY                            2001-58058        152ND JUDICIAL DISTRICT          OPEN
  AND ON BEHALF OF ALL OTHERS SIMILARLY                                                COURT, HARRIS COUNTY,
  SITUATED V. ROBERT A. BELFER, ET AL. #                                               TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  THE INDUSTRIAL ENERGY CONSUMER GROUP V.                            02-02111          U.S. BANKRUPTCY COURT,           OPEN
  ENRON ENERGY SERVICES, INC.                                                          S.D. OF NEW YORK,
                                                                                       MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  THOMAS LEE HALL V. ECOGAS CORPORATION,                             2000-45238        157TH JUDICIAL DISTRICT          CLOSED
  RANDALL MAFFETT AND ENRON CORPORATION                                                COURT, HARRIS COUNTY,
                                                                                       TEXAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  UNITED STATES OF AMERICA EX REL. JACK J.                           MDL COURT         U.S. DISTRICT COURT,             OPEN
  GRYNBERG V. ENRON CORP., ET AL.                                    99-MD--1293       DISTRICT OF WYOMING
  (INCLUDING FLORIDA GAS TRANSMISSION
  COMPANY) - COLORADO
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  UTAH ASSOCIATED MUNICIPAL POWER SYSTEMS                            02-02250          U.S. BANKRUPTCY COURT,           OPEN
  V. ENRON POWER MARKETING, INC. AND ENRON                                             S.D. OF NEW YORK,
  CORPORATION                                                                          MANHATTAN
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  VICTOR FRANGIONE V. ENRON CORP., ET AL.                            H-01-3889         U.S. DISTRICT COURT,             OPEN
  #                                                                                    S.D. OF TEXAS, HOUSTON
                                                                                       DIV.
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  VICTOR RONALD FRANGIONE, ON BEHALF OF                              01-CV-3889        U.S. DISTRICT COURT,             OPEN
  HIMSELF AND ALL OTHERS SIMILARLY                                                     TXS - SOUTHERN DISTRICT
  SITUATED PLAINTIFF V. ENRON CORP.                                                    OF TEXAS (HOUSTON)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  VICTORIA STERLING V. JERREL BRANSON, JIM                           99-06396          98TH JUDICIAL DISTRICT           OPEN
  HOWE, ECOGAS CORPORATION, ECT MERCHANTS                                              COURT, TRAVIS COUNTY,
  INVESTMENTS CORPORATION, ENRON                                                       TEXAS
  CORPORATION
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WAI CHINN, INDIVIDUALLY AND ON BEHALF OF                           0201-00262        CIRCUIT COURT OF                 OPEN
  ALL THOSE SIMILARLY SITUATED, V. ROBERT                                              MULTNOMAH COUNTY,
  A. BELFER, NORMAN P. BLAKE, JR., RICHARD                                             OREGON
  CAUSEY, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WARREN PINCHUCK INDIVIDUALLY, AND ON                               H-01-3736                                          OPEN
  BEHALF OF ALL OTHERS SIMILARLY SITUATED
  V. ENRON CORP., ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------


                                                                   Page: 14 of 15


In re: ENRON CORP. Debtor, Case No. 01-16034                      Entity # 2                                            SOFA EXHIBIT

------------------------------------------------------------------- ----------------- --------------------------------- ------------
 PLAINTIFF/TITLE OF ACTION                                           CASE NUMBER       COURT AND LOCATION                STATUS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WASHOE COUNTY SENIOR LAW PROJECT, ET                               CCV00-06574       SECOND JUDICIAL                   OPEN
  AL., PETITIONERS V. PUBLIC UTILITY                                                   DISTRICT COURT, WASHOE
  COMMISSION OF NEVADA, ET AL. (INCLUDING                                              COUNTY, NEVADA
  ENRON CORP.), RESPONDENTS

------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WESTDEUTSCHE LANDESBANK GIROZENTRALE V.                             02-02009-AJG     U.S. BANKRUPTCY COURT             OPEN
  ENRON CORP.                                                                          SOUTHERN DISTRICT OF
                                                                                       NEW YORK (MANHATTAN)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WILL PRICE AND STIXON PETROLEUM, INC.,                              99C30            TWENTY-SIXTH JUDICIAL             OPEN
  ET AL. V. GAS PIPELINES, ET AL.                                                      DISTRICT COURT, STEVENS
                                                                                       COUNTY, KANSAS
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WILLIAM COY, INDIVIDUALLY AND                                       2001-54202       270TH JUDICIAL DISTRICT           OPEN
  DERIVATIVELY, AND ON BEHALF OF ALL                                                   COURT, HARRIS COUNTY,
  SIMILARLY SITUATED STOCKHOLDERS OF ENRON                                             TEXAS
  CORP. V. ANDREW S. FASTOW, ET AL. #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WILLIAM E. DAVIS AND ROXANN DAVIS,                                  5:01CV313        U.S. DISTRICT COURT,              OPEN
  INDIVIDUALLY AND ON BEHALF OF ALL OTHERS                                             E.D. OF TEXAS,
  SIMILARLY SITUATED, PLAINTIFFS V. ENRON                                              TEXARKANA DIVISION
  CORP., ET AL., DEFENDANTS #
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WILLIAM HUNSPERGER AND MARY HUNSPERGER                              00-09-09550      CIRCUIT COURT OF                  OPEN
  VS. USF REDDAWAY, INC., ET AL (INCLUDING                                             MULTNOMAH COUNTY,
  PORTLAND GENERAL ELECTRIC AND ENRON                                                  OREGON
  CORP.)
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WILLIAM NOLAN V. ROBERT A. BELFER, ET                               0110-10668       CIRCUIT COURT OF                  OPEN
  AL., DEFENDANTS AND ENRON CORP., NOMINAL                                             MULTNOMAH COUNTY,
  DEFENDANT #                                                                          OREGON
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  WILLIAM SCOULAR V. ANDREW S. FASTOW ET                              H-02 0592        UNITED STATES DISTRICT            OPEN
  AL. #                                                                                COURT, SOUTHERN
                                                                                       DISTRICT OF TEXAS,
                                                                                       HOUSTON DIVISION
------------------------------------------------------------------- ----------------- --------------------------------- ------------
  YORK PAPER COMPANY, INC. V. ENRON                                   01CV4760         UNITED STATES DISTRICT            OPEN
  INDUSTRIAL MARKETS, ENRON NORTH AMERICA                                              COURT, EASTERN DISTRICT
  CORP., ENRON CORPORATION AND ERIC HOLZER                                             OF PENNSYLVANIA
------------------------------------------------------------------- ----------------- --------------------------------- ------------

                                                                   Page:  15 of 15
